SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment Number One to
Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: May 11, 2006

HYDROFLO, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-50355	56-2171767
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification #)

2501 Reliance Avenue, Apex, North Carolina 27539
(Address of Principal Executive Offices)

919-772-9925
(Registrant’s telephone number, including area code)

2501 Reliance Ave., Apex, NC 27539
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 3, 2006, Advanced Water Recycle, Inc. (AWRI), a wholly owned subsidiary of HydroFlo, Inc., entered into a Joint Venture Agreement with Metals & Arsenic Removal Technology, Inc. ("MARTI"), also a wholly owned subsidiary of HydroFlo, Inc., for an ongoing period until cancelled. The parties each have a desire to team together and use the dual experience in Water treatment, and development to produce systems for clients using the patented ARTI-64 product, and other technologies related to water treatment.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Joint Venture Agreement dated April 3, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Water Recycle, Inc.

Date: May 11, 2006

By: /s/Neal Hill
Neal Hill
Chief Executive Officer